UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2023

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market
Warrants	BEEMW	NASDAQ Capital Market

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on June 12, 2023, Beam Global (“Beam”) entered into a binding letter of intent (the “LOI”) with all of the owners (the “Sellers”) of Amiga DOO Kraljevo (“Amiga”), to acquire 100% of the equity of Amiga (the “Transaction”), a business located in Serbia and engaged in the manufacturing and distribution of steel structures with electronic integration, such as streetlights, cell towers, and ski lift towers. On October 6, 2023, Beam and the Sellers agreed to a definitive agreement based on the terms and conditions contained in the LOI and entered into a Share Sale and Purchase Agreement (“Purchase Agreement”) to effect the Transaction.

Pursuant to the terms of the Purchase Agreement, Beam will acquire all the equity stock of Amiga from the Sellers in exchange for cash and Beam common stock as set forth below. With respect to the cash portion of the purchase price, Beam will pay to the Sellers, (i) EUR 4,550,000 at closing and (ii) EUR 2,450,000 on or before December 31, 2023 (assuming closing has occurred on or before such date). With respect to the equity portion of the purchase price, Beam will also issue to the Sellers a certain number of shares of Beam common stock (at a price per share equal to the volume weighted average price of Beam’s common stock for the five trading days prior to the closing): (i) at the closing, such number of shares of Beam common stock equal to an aggregate of EUR 1,950,000, and (ii) on or before December 31, 2023, such number of shares of Beam common stock equal to an aggregate of EUR 1,050,000.

In addition, each of the Sellers are eligible to earn additional shares of Beam common stock if such Seller is providing services to Beam and Amiga meets certain revenue milestones for fiscal years 2024 and 2025 (the “Earnout Consideration”). The Earnout Consideration that Sellers are eligible to receive for 2024 is equal to two times the amount of net revenue of Amiga (“Amiga Net Revenue”) that is greater than EUR 18,225,000 for 2024. The Earnout Consideration that Sellers are eligible to receive for 2025 is equal to (i) two times the amount of Amiga Net Revenue for 2025 that exceeds the greater of (i) EUR 18,225,000 or (ii) 135% of the Amiga Net Revenue for 2024. The Earnout Consideration for each period will be calculated based on the volume weighted average price of Beam’s common stock for the thirty trading days prior to the end of the applicable measurement period. In no event and under no circumstances will the Sellers receive from Beam or will Beam issue to the Sellers in connection with the Transaction Beam’s common stock in an amount that exceeds 19.99% of the outstanding common stock of Beam immediately prior to the closing.

The Purchase Agreement includes a number of customary covenants and agreements concerning the operation of Amiga and actions to be taken by the Sellers between the date of the Purchase Agreement and the closing date. The closing of the Transaction is subject to customary conditions including, among other things: (i) absence of a material adverse effect on Amiga’s business and assets; (ii) entry into employment agreements with certain key employees; and (iii) completion of certain ancillary transactions and other closing conditions. For each of Beam and the Sellers, the obligation to close the Transaction is also subject to the accuracy in all material respects of representations and warranties of, and compliance with covenants by, the other party as set forth in the Purchase Agreement. Subject to the satisfaction of these conditions, the Company anticipates that the Transaction will close during the fourth calendar quarter of 2023.

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated in Item 1.01 of this Current Report on Form 8-K by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement and: (i) may be intended not as statements of fact but rather as a way of allocating risk among the parties if those statements prove to be inaccurate; and (ii) were made only as of the date of the Purchase Agreement or such other dates as may be specified in the Purchase Agreement and are subject to more recent developments. Accordingly, any such representations and warranties should not be relied upon as characterizations of the actual state of facts or affairs on the date they were made or at any other time.

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Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The issuance and sale of the shares of Beam common stock to the Sellers in connection with the Transaction will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to a number of risks and uncertainties. These statements relate to future events, including without limitation: the acquisition of Amiga by Beam and the timing and closing of the Transaction. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs.   Except to the extent required by law, any forward-looking statements in this Report speak only as the date of this Report, and Beam expressly disclaims any obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Share Sale and Purchase Agreement dated October 6, 2023
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: October 6, 2023	By:	/s/ Katherine H. McDermott
	Name:	Katherine H. McDermott
	Title:	Chief Financial Officer

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